UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2011

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective May 20, 2011, Southern Union Company (the “Company”) entered into the Seventh Amended and Restated Revolving Credit Agreement with the banks named therein in the principal amount of $550 million (the “2011 Revolver”).  The 2011 Revolver is an amendment, restatement and refinancing of the Sixth Amended and Restated Revolving Credit Agreement, which was otherwise scheduled to mature on May 28, 2013 (“Prior Revolver”).  The 2011 Revolver will mature on May 20, 2016.  The Company entered into the 2011 Revolver in order to (i) capitalize on advantageous pricing and (ii) extend the maturity date of the Prior Revolver for an additional three years.  Borrowings on the 2011 Revolver are available for the Company’s working capital, other general corporate purposes and letter of credit requirements.

Borrowings under the 2011 Revolver will bear interest at LIBOR plus a margin, which will vary from 1.375% to 2.00%, based on the Company’s senior long-term unsecured debt ratings provided by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”).  Amounts under the 2011 Revolver that remain undrawn are subject to a commitment fee payable quarterly in arrears at an annual  rate that will vary from 0.175% to 0.40% of such undrawn amounts, based on the Company’s senior long-term unsecured debt ratings provided by Moody’s and S&P.

The 2011 Revolver contains certain customary representations and warranties and affirmative and negative covenants, including certain limitations on the ability of the Company to, among other things, incur liens, incur indebtedness, sell or transfer assets or engage in acquisitions, mergers and/or consolidations, and customary events of default.

The foregoing description of the 2011 Revolver is qualified in its entirety by reference to the 2011 Revolver, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

(c) Exhibits

                                Exhibit No.                           Exhibit

10.1	Seventh Amended and Restated Revolving Credit Agreement dated as of May 20, 2011, among the Company, as borrower, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)
Date: May 24, 2011	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President - Assistant General Counsel and Secretary

EXHIBIT INDEX

         Exhibit No.                              Description

10.1	Seventh Amended and Restated Revolving Credit Agreement dated as of May 20, 2011, among the Company, as borrower, and the lenders party thereto.